UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10589

Oppenheimer Real Estate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/31/2014

Item 1.	Reports to Stockholders.

Semiannual Report	10/31/2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	FTSE/NAREIT Equity REIT Index
6-Month	11.26%	4.86%	10.26%

1-Year	20.94	13.98	19.06

5-Year	18.60	17.20	19.19

10-Year	9.20	8.55	8.86

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charges) produced a return of 11.26% with the Fund achieving the bulk of those gains during the second half of the reporting period. On a relative basis, the Fund outperformed its benchmark, the FTSE/NAREIT Equity REIT Index (“the Index”), which produced a return of 10.26% for the same period. It should also be noted that the Fund outperformed the domestic equity market, as measured by the S&P 500 Index, and the foreign equity markets, as measured by the MSCI All Country World Index, which produced returns of 8.22% and 2.37%, respectively.

The Fund received positive contributions to return from all real estate investment trust (“REIT”) sectors during the period. However, the Fund’s strongest gains – both from an absolute and a relative standpoint – stemmed from the lodging, regional mall, office and self-storage areas where we maintained overweight positions and had superior relative stock selection. Finally, the Fund benefited from its underweight positioning in the net lease and health care sectors.

MARKET OVERVIEW

When the reporting period began, the U.S. economy was in what is commonly referred to as a “Goldilocks” period, where solid, cyclical growth is accompanied by low interest rates and low inflation. Throughout the reporting period, the U.S. economy continued to grow in excess of 3% on average. In this recovery, the primary drivers of growth were the technology, energy and manufacturing industries.

Further fueling the Goldilocks effect, employment growth remained strong, averaging in excess of 200,000 jobs per month during the entire reporting period. The October 2014 U.S. unemployment rate dropped to 5.8%, its lowest rate since July 2008. Such positive economic growth rates and job growth created a strong demand for housing, retail, office and real estate in general, all encouraging factors for the Fund.

The one caveat to such a positive overall environment is that the recovery in the U.S. housing market has been slower than what many industry analysts had predicted. There are a number of reasons for this including individuals’ access to credit, their ability to secure the down payment, and the recent uptick in housing prices. What’s more, many young professionals are saddled with school loan debt and would prefer to reduce it before purchasing a home. Many of these young people opt to rent an apartment rather than purchase a home because it allows them to maintain flexibility in the global workforce. All of these factors have contributed to a slower-than-expected recovery in the housing

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market, while, at the same time, benefiting the apartment sector within the REIT market.

In Europe, the story was more two-fold. On the one hand, the U.K. continued its path toward economic recovery, with improving overall fundamentals, a strong housing market, particularly in London, and an overall recovery story similar to the U.S. Following a strong growth in the first calendar quarter of 2014, there were concerns that the Bank of England (BOE) would increase interest rates. In the end, however, the BOE decided to postpone interest rate hikes based on weaker economic data during the reporting period.

On the European continent, economic growth was slow. This weakness disappointed the markets and created volatility for the overall REIT marketplace, as well as the European equity markets in general. Asia was more of a mixed bag. The region has struggled for some time now, particularly Japan, whose “Abenomics,” measures under the leadership of Prime Minister Shinzo Abe, has come under massive scrutiny. His aim was to revive the Japanese economy with “three arrows”: a massive fiscal stimulus, more aggressive monetary easing from the Bank of Japan, and structural reforms to boost the country’s competitiveness. However, the country is back in a recession following the April 1 consumption tax increase and next year’s scheduled hike has been postponed.

FUND REVIEW

The Fund’s strongest relative returns stemmed from the lodging, regional malls,

office and self-storage sectors, areas where we had overweights and superior stock selection.

In the lodging sector, a number of holdings benefited from the continued economic expansion in the U.S. As business travel increased, many of these companies enjoyed increased pricing power and occupancy rates. The Fund gained value from one of its long-term holdings, Chesapeake Lodging Trust, which owns and manages a string of upscale hotels that operate under several major brands, including Hyatt, Marriott, and W Hotels. The company’s properties are concentrated on the West Coast, with considerable exposure to San Francisco, one of the best lodging markets in the country of late. San Francisco has been enjoying a noteworthy uptick in tourism, from business and pleasure travel, domestically and internationally. Another holding, FelCor Lodging Trust, Inc., is a company that has repositioned itself by shedding some of its weaker-performing assets, recapitalizing its balance sheets and redeveloping some key properties, including the Knickerbocker Hotel in New York City. The Fund’s investments in Chesapeake and FelCor complemented our strategy of gaining exposure to the top lodging markets in the country.

The Fund’s exposure within the regional mall space also proved beneficial, most notably Simon Property Group, Inc., another long-term holding and overweight position. During the reporting period, Simon Property Group bundled B-quality malls and spun them off as

4      OPPENHEIMER REAL ESTATE FUND

a separate company, Washington Prime Group. Meanwhile, we took a position in Glimcher Realty Trust, a firm that was in the midst of transitioning itself from a B-quality to an A-quality mall company and one that we believed was trading significantly lower than its valuation. Washington Prime Group recognized Glimcher’s discount, and announced plans to acquire it in September 2014. We exited our position in Glimcher by period end.

The office sector presented several positive contributors for the Fund, two of which have benefited from the strength of the northern West Coast technology market, Kilroy Realty Corp. and Hudson Pacific Properties, Inc. Within the self-storage sector, performance was driven by Extra Space Storage, Inc. and CubeSmart. Both companies advanced due to strong demand, limited new supply and ongoing industry consolidation. The Fund also benefited from its underweight positions in the net lease and health care sectors, two areas that suffered due to their defensive nature at a time when investors were seeking maximum yield in a growing economy.

Scott C. Westphal, CPA, CFA Portfolio Manager

On the other hand, only a handful of names reported negative returns, the largest of which was Capital Senior Living Corp., which disappointed due to inconsistent earnings reports. However, its damage to the Fund was limited due to our small exposure. We exited our position during the reporting period.

STRATEGY & OUTLOOK

As of October 31, 2014, we are encouraged by the steady, consistent recovery we are seeing within the U.S. and the factors that are currently in place to maintain that pace. More specifically, we believe the combination of strong demand, limited new supply and healthy rental markets have created a favorable picture for earnings growth, share appreciation and dividend increases for REIT investors. Furthermore, barring any major unexpected complications, we believe these factors should bode well for the REIT market. We continue to believe that a U.S. REIT strategy remains an attractive option due to the asset class’ potential to produce competitive returns, growing yield, an inflation hedge, and diversification in the context of a mixed asset portfolio.

David Wharmby, CFA Portfolio Manager

The Portfolio Managers are employed by the Fund’s sub-sub-adviser, Cornerstone Real Estate Advisers LLC. The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Simon Property Group, Inc.	11.4%
AvalonBay Communities, Inc.	8.8
Essex Property Trust, Inc.	4.2
Boston Properties, Inc.	4.2
Vornado Realty Trust	3.7
Health Care REIT, Inc.	3.7
CubeSmart	3.6
Host Hotels & Resorts, Inc.	3.5
Acadia Realty Trust	3.3
Highwoods Properties, Inc.	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2014, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION
Real Estate Investment Trusts:
Retail REITs	25.8%
Residential REITs	22.2
Office REITs	14.6
Hotel & Resort REITs	12.4
Health Care REITs	9.2
Specialized REITs	6.9
Diversified REITs	5.6
Industrial REITs	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2014, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/14

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OREAX)	3/4/02	11.26%	20.94%	18.60%		9.20%
Class B (OREBX)	10/1/03	10.81%	19.98%	17.71%		8.71%
Class C (ORECX)	10/1/03	10.85%	20.04%	17.70%		8.38%
Class I (OREIX)	8/28/12	11.53%	21.50%	13.43%	*	N/A
Class R (ORENX)	10/1/03	11.13%	20.64%	18.30%		8.92%
Class Y (OREYX)	10/1/03	11.40%	21.23%	18.99%		9.60%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/14

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OREAX)	3/4/02	4.86%	13.98%	17.20%		8.55%
Class B (OREBX)	10/1/03	5.81%	14.98%	17.50%		8.71%
Class C (ORECX)	10/1/03	9.85%	19.04%	17.70%		8.38%
Class I (OREIX)	8/28/12	11.53%	21.50%	13.43%	*	N/A
Class R (ORENX)	10/1/03	10.13%	19.64%	18.30%		8.92%
Class Y (OREYX)	10/1/03	11.40%	21.23%	18.99%		9.60%

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The FTSE/NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index consists of certain companies that own and operate income-producing real estate that have 75% or more of their respective gross invested assets in the equity or mortgage debt of commercial properties. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments

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comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During 6 Months Ended October 31, 2014
Class A	$1,000.00	$1,112.60	$7.21
Class B	1,000.00	1,108.10	11.27
Class C	1,000.00	1,108.50	11.27
Class I	1,000.00	1,115.30	4.86
Class R	1,000.00	1,111.30	8.76
Class Y	1,000.00	1,114.00	5.88

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.40	6.89
Class B	1,000.00	1,014.57	10.77
Class C	1,000.00	1,014.57	10.77
Class I	1,000.00	1,020.62	4.65
Class R	1,000.00	1,016.94	8.37
Class Y	1,000.00	1,019.66	5.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.35%
Class B	2.12
Class C	2.11
Class I	0.91
Class R	1.64
Class Y	1.10

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS October 31, 2014 Unaudited

	Shares	Value

Common Stocks—98.6%

Financials—98.6%

Real Estate Investment Trusts (REITs)—98.6%

Diversified REITs—5.5%
Cousins Properties, Inc.	1,892,950	$24,627,279

Vornado Realty Trust	461,595	50,535,421

		75,162,700

Health Care REITs—9.1%
HCP, Inc.	346,350	15,229,009

Health Care REIT, Inc.	705,607	50,175,714

National Health Investors, Inc.	154,259	10,167,211

Physicians Realty Trust	698,720	10,718,365

Sabra Health Care REIT, Inc.	518,190	14,804,688

Ventas, Inc.	324,582	22,237,113

		123,332,100

Hotel & Resort REITs—12.3%
Ashford Hospitality Trust, Inc.	733,658	8,290,335

Chesapeake Lodging Trust	920,267	30,405,622

DiamondRock Hospitality Co.	1,579,540	22,666,399

FelCor Lodging Trust, Inc.	2,261,772	24,268,814

Hersha Hospitality Trust, Cl. A	1,911,860	13,937,459

Host Hotels & Resorts, Inc.	2,021,625	47,124,079

LaSalle Hotel Properties	518,290	20,322,151

		167,014,859

Industrial REITs—3.2%
First Industrial Realty Trust, Inc.	971,101	18,965,603

STAG Industrial, Inc.	1,024,378	24,994,823

		43,960,426

Office REITs—14.4%
Alexandria Real Estate Equities, Inc.	224,620	18,643,460

Boston Properties, Inc.	445,921	56,520,487

	Shares	Value

Office REITs (Continued)

Brandywine Realty Trust	957,580	$14,775,459

Highwoods Properties, Inc.	1,034,160	44,334,439

Hudson Pacific Properties, Inc.	794,780	21,705,442

Kilroy Realty Corp.	594,874	40,296,765

		196,276,052

Residential REITs—21.8%
American Campus Communities, Inc.	765,840	30,074,537

AvalonBay Communities, Inc.	766,832	119,503,099

Education Realty Trust, Inc.	2,779,140	31,293,116

Equity Residential	447,738	31,144,655

Essex Property Trust, Inc.	285,660	57,634,762

UDR, Inc.	914,586	27,647,935

		297,298,104

Retail REITs—25.5%
Acadia Realty Trust	1,451,208	45,277,690

General Growth Properties, Inc.	1,352,449	35,041,953

Kite Realty Group Trust	666,925	17,266,688

Ramco-Gershenson Properties Trust	1,181,640	20,655,067

Regency Centers Corp.	641,830	38,959,081

Simon Property Group, Inc.	868,407	155,627,218

Tanger Factory Outlet Centers, Inc.	852,310	30,487,129

Washington Prime Group, Inc.	170,706	3,009,547

		346,324,373

Specialized REITs—6.8%
CubeSmart	2,315,050	48,731,802

Extra Space Storage, Inc.	750,980	43,676,997

		92,408,799

Total Common Stocks (Cost $997,096,738)		1,341,777,413

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Investment Company—2.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[1,2] (Cost $27,623,275)	27,623,275	$27,623,275

Total Investments, at Value (Cost $1,024,720,013)	100.6%	1,369,400,688

Net Other Assets (Liabilities)	(0.6)	(7,598,411)

Net Assets	100.0%	$1,361,802,277

Footnotes to Statement of Investments

1. Rate shown is the 7-day yield as of October 31, 2014.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended October 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	April 30, 2014	Additions	Reductions	October 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	24,406,296	152,779,189	149,562,210	27,623,275

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$27,623,275	$8,809

See accompanying Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES October 31, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $997,096,738)	$1,341,777,413
Affiliated companies (cost $27,623,275)	27,623,275

1,369,400,688

Cash	999,999

Receivables and other assets:
Investments sold	10,123,226
Shares of beneficial interest sold	868,379
Dividends	748,083
Other	60,715

Total assets	1,382,201,090

Liabilities
Payables and other liabilities:
Investments purchased	18,248,701
Shares of beneficial interest redeemed	1,870,587
Distribution and service plan fees	171,977
Trustees’ compensation	78,825
Shareholder communications	3,000
Other	25,723

Total liabilities	20,398,813

Net Assets	$1,361,802,277

Composition of Net Assets
Par value of shares of beneficial interest	$47,267

Additional paid-in capital	979,341,914

Accumulated net investment loss	(19,063,941)

Accumulated net realized gain on investments	56,340,813

Net unrealized appreciation on investments	345,136,224

Net Assets	$1,361,802,277

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STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $578,697,959 and 20,106,745 shares of beneficial interest outstanding)	$28.78
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$30.54

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,190,055 and 679,946 shares of beneficial interest outstanding)	$28.22

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $114,123,558 and 4,050,396 shares of beneficial interest outstanding)	$28.18

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $170,465,035 and 5,874,243 shares of beneficial interest outstanding)	$29.02

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $103,313,488 and 3,604,168 shares of beneficial interest outstanding)	$28.67

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $376,012,182 and 12,951,845 shares of beneficial interest outstanding)	$29.03

See accompanying Notes to Financial Statements.

14      OPPENHEIMER REAL ESTATE FUND

STATEMENT OF

OPERATIONS For the Six Months Ended October 31, 2014 Unaudited

Investment Income
Dividends:
Unaffiliated companies	$10,599,356
Affiliated companies	8,809

Interest	45

Total investment income	10,608,210

Expenses
Management fees	6,096,243

Distribution and service plan fees:
Class A	667,918
Class B	95,381
Class C	529,087
Class R1	241,806

Transfer and shareholder servicing agent fees:
Class A	596,943
Class B	21,012
Class C	116,622
Class I	20,713
Class R1	106,453
Class Y	403,264

Shareholder communications:
Class A	6,072
Class B	705
Class C	1,742
Class I	11
Class R1	483
Class Y	4,026

Trustees’ compensation	9,615

Custodian fees and expenses	3,421

Other	35,586

Total expenses	8,957,103
Less waivers and reimbursements of expenses	(644,772)

Net expenses	8,312,331

Net Investment Income	2,295,879

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	37,011,988

Net change in unrealized appreciation/depreciation on investments	96,311,412

Net Increase in Net Assets Resulting from Operations	$135,619,279

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15      OPPENHEIMER REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014

Operations
Net investment income	$2,295,879	$12,573,172

Net realized gain	37,011,988	88,308,493

Net change in unrealized appreciation/depreciation	96,311,412	(81,026,630)

Net increase in net assets resulting from operations	135,619,279	19,855,035

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(4,923,631)	(6,892,385)
Class B	(104,723)	(180,605)
Class C	(603,286)	(828,553)
Class I	(1,571,425)	(2,142,530)
Class R1	(772,610)	(960,430)
Class Y	(3,657,550)	(4,874,151)

	(11,633,225)	(15,878,654)

Distributions from net realized gain:
Class A	—	(60,997)
Class B	—	(2,659)
Class C	—	(12,646)
Class I	—	(12,714)
Class R1	—	(10,118)
Class Y	—	(38,866)

	—	(138,000)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	23,733,056	(7,232,285)
Class B	(1,863,341)	(6,371,805)
Class C	5,441,350	(8,150,751)
Class I	41,895,424	40,880,301
Class R1	5,337,527	3,223,404
Class Y	(4,936,291)	(13,147,273)

	69,607,725	9,201,591

Net Assets
Total increase	193,593,779	13,039,972

Beginning of period	1,168,208,498	1,155,168,526

End of period (including accumulated net investment loss of $19,063,941 and $9,726,595, respectively)	$1,361,802,277	$1,168,208,498

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$26.11	$25 .90	$22.69	$21.18	$17.48	$10.69

Income (loss) from investment operations:
Net investment income (loss)[2]	0.05	(0.72)	0.22	0.15	0.09	0.25
Net realized and unrealized gain	2.87	1.28	3.37	1.57	3.80	6.79

Total from investment operations	2.92	0.56	3.59	1.72	3.89	7.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .25)	(0.35)	(0.38)	(0.21)	(0.19)	(0.25)
Distributions from net realized gain	0 .00	0.00[3]	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0 .25)	(0.35)	(0.38)	(0.21)	(0.19)	(0.25)

Net asset value, end of period	$28.78	$26.11	$25.90	$22.69	$21.18	$17.48

Total Return, at Net Asset Value[4]	11.26%	2.33%	16.08%	8.27%	22.51%	67.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$578,698	$502,283	$508,853	$374,036	$316,328	$219,895

Average net assets (in thousands)	$532,632	$466,636	$416,696	$316,270	$247,017	$158,659

Ratios to average net assets:[5]
Net investment income (loss)	0.34%	(2.99)%	0.95%	0.75%	0.47%	1.87%
Total expenses[6]	1.45%	1.54%	1.66%	1.69%	1.73%	1.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.39%	1.49%	1.50%	1.49%	1.50%

Portfolio turnover rate	23%	112%	94%	98%	146%	81%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2014	1.45%
Year Ended April 30, 2014	1.54%
Year Ended April 30, 2013	1.66%
Year Ended April 30, 2012	1.69%
Year Ended April 29, 2011	1.73%
Year Ended April 30, 2010	1.88%

See accompanying Notes to Financial Statements.

17      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$25.61	$25.42	$22.28	$20.80	$17.21	$10.56

Income (loss) from investment operations:
Net investment income (loss)[2]	(0 .05)	0.15	0.08	0.03	(0.03)	0.17
Net realized and unrealized gain	2.81	0.23	3.27	1.52	3.72	6.67

Total from investment operations	2.76	0.38	3.35	1.55	3.69	6.84

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.19)	(0.21)	(0.07)	(0.10)	(0.19)
Distributions from net realized gain	0.00	0.00[3]	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.15)	(0.19)	(0.21)	(0.07)	(0.10)	(0.19)

Net asset value, end of period	$28.22	$25.61	$25.42	$22.28	$20.80	$17.21

Total Return, at Net Asset Value[4]	10.81%	1.60%	15.19%	7 .49%	21.60%	65.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,190	$19,227	$26,043	$26,507	$26,837	$21,210

Average net assets (in thousands)	$18,743	$20,698	$25,490	$24,165	$22,404	$16,443

Ratios to average net assets:[5]
Net investment income (loss)	(0.41)%	0.63%	0.37%	0.14%	(0.19)%	1.26%
Total expenses[6]	2.22%	2.37%	2.56%	2.63%	2.72%	3.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.12%	2.17%	2.25%	2.23%	2.24%	2.25%

Portfolio turnover rate	23%	123%	94%	98%	146%	81%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2014	2.22%
Year Ended April 30, 2014	2.37%
Year Ended April 30, 2013	2.56%
Year Ended April 30, 2012	2.63%
Year Ended April 29, 2011	2.72%
Year Ended April 30, 2010	3.01%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER REAL ESTATE FUND

Class C	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$25.57	$25.40	$22.27	$20.79	$17.21	$10.56

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.06)	0.11	0.05	0.01	(0.04)	0.14
Net realized and unrealized gain	2.82	0.26	3.30	1.54	3.72	6.70

Total from investment operations	2.76	0.37	3.35	1.55	3.68	6.84

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.20)	(0.22)	(0.07)	(0.10)	(0.19)
Distributions from net realized gain	0.00	0.00[3]	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.15)	(0.20)	(0.22)	(0.07)	(0.10)	(0.19)

Net asset value, end of period	$28.18	$25.57	$25.40	$22.27	$20.79	$17.21

Total Return, at Net Asset Value[4]	10.85%	1.55%	15.24%	7.45%	21.55%	65.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$114,124	$98,260	$106,881	$80,253	$70,870	$50,510

Average net assets (in thousands)	$104,072	$95,086	$87,802	$68,892	$55,700	$35,969

Ratios to average net assets:[5]
Net investment income (loss)	(0.43)%	0.46%	0 .20%	0.03%	(0.25)%	1.07%
Total expenses[6]	2.21%	2.30%	2 .42%	2.48%	2.53%	2.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.11%	2.16%	2 .25%	2.24%	2.24%	2.25%

Portfolio turnover rate	23%	123%	94%	98%	146%	81%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2014	2.21%
Year Ended April 30, 2014	2.30%
Year Ended April 30, 2013	2.42%
Year Ended April 30, 2012	2.48%
Year Ended April 29, 2011	2.53%
Year Ended April 30, 2010	2.78%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014	Period Ended April 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$26.32	$26.11	$23.15

Income (loss) from investment operations:
Net investment income (loss)[2]	0.10	0.33	(0.13)
Net realized and unrealized gain	2.91	0.35	3.48

Total from investment operations	3.01	0.68	3.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.47)	(0.39)
Distributions from net realized gain	0.00	0.00[3]	0.00

Total dividends and/or distributions to shareholders	(0.31)	(0.47)	(0.39)

Net asset value, end of period	$29.02	$26.32	$26.11

Total Return, at Net Asset Value[4]	11.53%	2.82%	14.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$170,465	$114,628	$75,460

Average net assets (in thousands)	$135,513	$106,092	$12,070

Ratios to average net assets:[5]
Net investment income (loss)	0.72%	1.36%	(0.81)%
Total expenses[6]	1.01%	1.03%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.90%	0.93%

Portfolio turnover rate	23%	123%	94%

1. For the period from August 28, 2012 (inception of offering) to April 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2014	1.01%
Year Ended April 30, 2014	1.03%
Period Ended April 30, 2013	1.03%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER REAL ESTATE FUND

Class R	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$26.01	$25.80	$22.60	$21.11	$17.44	$10.68

Income (loss) from investment operations:
Net investment income[2]	0.01	0.21	0.16	0.07	0.04	0.19
Net realized and unrealized gain	2.87	0.29	3.37	1.59	3.79	6.80

Total from investment operations	2.88	0.50	3.53	1.66	3.83	6.99

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.29)	(0.33)	(0.17)	(0.16)	(0.23)
Distributions from net realized gain	0.00	0.00[3]	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.22)	(0.29)	(0.33)	(0.17)	(0.16)	(0.23)

Net asset value, end of period	$28.67	$26 .01	$25.80	$22.60	$21.11	$17.44

Total Return, at Net Asset Value[4]	11.13%	2.08%	15.82%	7.97%	22.16%	66.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,313	$88,540	$84,482	$64,912	$42,777	$30,531

Average net assets (in thousands)	$93,385	$78,539	$70,768	$47,904	$33,541	$20,982

Ratios to average net assets:[5]
Net investment income	0.11%	0.89%	0.68%	0.36%	0.23%	1.40%
Total expenses[6]	1.74%	1.80%	1.97%	2.03%	2.03%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.64%	1.75%	1.74%	1.74%	1.75%

Portfolio turnover rate	23%	123%	94%	98%	146%	81%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2014	1.74%
Year Ended April 30, 2014	1.80%
Year Ended April 30, 2013	1.97%
Year Ended April 30, 2012	2.03%
Year Ended April 29, 2011	2.03%
Year Ended April 30, 2010	2.26%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$26 .33	$26 .11	$22 .87	$21 .35	$17 .61	$10 .75

Income (loss) from investment operations:
Net investment income[2]	0 .08	0 .35	0 .32	0 .23	0 .17	0 .30
Net realized and unrealized gain	2 .90	0 .27	3 .37	1 .58	3 .81	6 .85

Total from investment operations	2 .98	0 .62	3 .69	1 .81	3 .98	7 .15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .28)	(0 .40)	(0 .45)	(0 .29)	(0 .24)	(0 .29)
Distributions from net realized gain	0 .00	0 .00 [3]	0 .00	0 .00	0 .00	0 .00

Total dividends and/or distributions to shareholders	(0 .28)	(0 .40)	(0 .45)	(0 .29)	(0 .24)	(0 .29)

Net asset value, end of period	$29 .03	$26 .33	$26 .11	$22 .87	$21 .35	$17 .61

Total Return, at Net Asset Value[4]	11 .40%	2 .57%	16 .44%	8 .66%	22 .94%	67 .75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$376,012	$345,270	$353,450	$363,821	$314,517	$323,675

Average net assets (in thousands)	$360,033	$299,697	$370,017	$319,931	$254,203	$225,278

Ratios to average net assets:[5]
Net investment income	0 .61%	1 .44%	1 .39%	1 .15%	0 .92%	2 .18%
Total expenses[6]	1 .20%	1 .30%	1 .21%	1 .13%	1 .09%	1 .07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[5]	1 .10%	1 .17%	1 .18%	1 .13%	1 .09%	1 .07%

Portfolio turnover rate	23%	123%	94%	98%	146%	81%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2014	1.20%
Year Ended April 30, 2014	1.30%
Year Ended April 30, 2013	1.21%
Year Ended April 30, 2012	1.13%
Year Ended April 29, 2011	1.09%
Year Ended April 30, 2010	1.07%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC (the “Sub-Sub-Adviser”), an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent of OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers,

23      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund. The Fund invests primarily in the real estate industry.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended April 30, 2014, the Fund utilized $33,456,323 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $288,311.

As of October 31, 2014, it is estimated that the Fund will have no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended October 31, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

24      OPPENHEIMER REAL ESTATE FUND

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,044,825,386

Gross unrealized appreciation	$325,410,673
Gross unrealized depreciation	(835,371)

Net unrealized appreciation	$324,575,302

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

25      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is

26      OPPENHEIMER REAL ESTATE FUND

2. Securities Valuation (Continued)

valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

27      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2014 based on valuation input level:

28      OPPENHEIMER REAL ESTATE FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks Financials	$1,341,777,413	$—	$—	$1,341,777,413
Investment Company	27,623,275	—	—	27,623,275

Total Assets	$1,369,400,688	$—	$—	$1,369,400,688

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2014		Year Ended April 30, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	3,206,317	$86,358,592	5,560,353	$134,787,514
Dividends and/or distributions reinvested	178,907	4,757,760	283,133	6,704,879
Redeemed	(2,516,668)	(67,383,296)	(6,255,146)	(148,724,678)

Net increase (decrease)	868,556	$23,733,056	(411,660)	$(7,232,285)

Class B
Sold	56,526	$1,490,404	61,396	$1,482,153
Dividends and/or distributions reinvested	3,907	101,988	7,669	178,022
Redeemed	(131,374)	(3,455,733)	(342,587)	(8,031,980)

Net decrease	(70,941)	$(1,863,341)	(273,522)	$(6,371,805)

Class C
Sold	634,975	$16,700,648	1,068,132	$25,427,665
Dividends and/or distributions reinvested	22,045	574,453	34,541	801,372
Redeemed	(449,558)	(11,833,751)	(1,467,955)	(34,379,788)

Net increase (decrease)	207,462	$5,441,350	(365,282)	$(8,150,751)

29      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended October 31, 2014		Year Ended April 30, 2014
	Shares	Amount	Shares	Amount
Class I
Sold	2,421,161	$66,232,229	3,454,984	$88,283,673
Dividends and/or distributions reinvested	58,661	1,571,293	90,414	2,155,039
Redeemed	(960,689)	(25,908,098)	(2,080,406)	(49,558,411)

Net increase	1,519,133	$41,895,424	1,464,992	$40,880,301

Class R1
Sold	7,655,498	$205,220,310	1,170,799	$28,065,688
Dividends and/or distributions reinvested	28,676	759,717	40,063	946,918
Redeemed	(7,484,450)	(200,642,500)	(1,081,383)	(25,789,202)

Net increase	199,724	$5,337,527	129,479	$3,223,404

Class Y
Sold	2,466,912	$67,079,648	4,232,397	$103,577,010
Dividends and/or distributions reinvested	133,946	3,592,665	203,547	4,857,951
Redeemed	(2,761,668)	(75,608,604)	(4,858,392)	(121,582,234)

Net decrease	(160,810)	$(4,936,291)	(422,448)	$(13,147,273)

1. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended October 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$358,165,227	$283,712,030

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	1.00%
Over $1.0 billion	0.80

The Fund’s management fee for the six months ended October 31, 2014 was 0.97% of average annual net assets before any applicable waivers.

30      OPPENHEIMER REAL ESTATE FUND

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-today portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended October 31, 2014, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$557
Payments Made to Retired Trustees	—
Accumulated Liability as of October 31, 2014	31,742

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though

31      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

32      OPPENHEIMER REAL ESTATE FUND

5. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

October 31, 2014	$115,573	$1,217	$11,215	$3,615	$1,100

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive its management fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; will not exceed 1.50% for Class A shares, 2.25% for Class B and Class C shares, 1.75% for Class R shares and 1.25% for Class Y shares.

In addition, the Manager has contractually agreed to waive 0.10% of its management fee for each class of the Fund. During the six months ended October 31, 2014, the Manager waived fees and/or reimbursed the Fund $634,633.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended October 31, 2014, the Manager waived fees and/or reimbursed the Fund $10,139 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, R and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class. The limit was removed on August 28, 2014.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

33      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Pending Litigation (Continued)

In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

34      OPPENHEIMER REAL ESTATE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY,

SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund and OFI has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC (“Cornerstone” or the “Sub-Sub-Adviser”) (collectively, the “Agreements”) (“OFI Global”, “OFI”, and “Cornerstone” together the “Managers”) whereby Cornerstone provides investment sub-sub-advisory services to the Fund. Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

35      OPPENHEIMER REAL ESTATE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Westphal and David Wharmby, the portfolio managers for the Fund, and the Sub-Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Fund, the Adviser, the Sub-Adviser, and the Sub-Sub-Adviser. Throughout the year, the Adviser, Sub-Adviser, and Sub-Sub-Adviser provided information on the investment performance of the Fund, the Adviser, Sub-Adviser, and the Sub-Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, Sub-Adviser, Sub-Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail funds in the Real Estate category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement, and the Sub-Adviser pays the Sub-Sub-Adviser’s fee under the sub-sub-advisory agreement. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load Real Estate funds with comparable asset levels and distribution features. After discussions with the Fund’s Board, the Adviser has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest and fees from borrowing, interest and related expenses from inverse floaters, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.50% for Class A shares, 2.25% for Class B and Class C shares, 1.75% for Class R shares, and 1.25% for Class Y shares, as calculated on the daily net assets of the

36    OPPENHEIMER REAL ESTATE FUND

Fund. This fee waiver and/or expense limitation may be amended or withdrawn for one year from the date of prospectus, unless approved by the Board. The Fund’s contractual management fees were higher than its peer group and category median. The Fund’s total expenses, net of waivers, were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has a management fee breakpoint, which is intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

37      OPPENHEIMER REAL ESTATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

38      OPPENHEIMER REAL ESTATE FUND

OPPENHEIMER REAL ESTATE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Cornerstone Real Estate Advisers LLC

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

39      OPPENHEIMER REAL ESTATE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

40      OPPENHEIMER REAL ESTATE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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47      OPPENHEIMER REAL ESTATE FUND

A Better Website for Investors

We redesigned the OppenheimerFunds investor site

to help you find the information and services you need—

quickly. Visit oppenheimerfunds.com/investors

to see how well the new site will work for you. You can

also visit our website for 24-hour access to account

information and transactions or call us at 800 CALL OPP

(225 5677) for 24-hour automated information and

automated transactions. Representatives are also

available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0590.001.1014 December 22, 2014

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Real Estate Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	12/12/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	12/12/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	12/12/2014